Exhibit 99.1

JAYCO VENTURES, INC.

Financial Statements

December 31, 2004

JAYCO VENTURES, INC.

Independent Auditors’ Report

To the Stockholder of
Jayco Ventures, Inc.

We have audited the accompanying balance sheet of Jayco Ventures, Inc. (the “Company”) as of December 31, 2004, and the related statement of operations, stockholder’s deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jayco Ventures, Inc. as of December 31, 2004, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company is a going concern. As discussed in Note 3 of the financial statements, the Company has incurred losses from operations and used cash flows from operations, and at December 31, 2004, the Company had working capital and shareholders’ deficits. These factors raised substantial doubt about the Company’s ability to continue as a going concern. Management’s plans regarding these matters are also described in Note 3 of the financial statements. The accompanying financial statements do not include any adjustments that resulted from the outcome of these uncertainties.

/s/ McKennon, Wilson & Morgan LLP

Irvine, California
February 17, 2006

JAYCO VENTURES, INC.

Balance Sheet
December 31, 2004

Assets (Notes 3 and 5)

Current assets:
Cash	$-
Accounts receivable, net of allowance for doubtful accounts of $17,204	199,432
Inventories	754,145
Prepaid expenses and other current assets	19,785
Total current assets	973,362

Property and equipment, net of accumulated depreciation of $430,666	98,839
$1,072,201

Liabilities and Stockholder’s Deficit

Current liabilities:
Line of credit	$798,411
Accounts payable	3,190,004
Accrued expenses	107,682
Notes payable (Note 6)	327,749
Capital lease obligations	45,707
Lease abandonment costs (Note 8)	914,914
Total current liabilities	5,384,467

Stockholder loan payable (Note 7)	55,000
Total liabilities	5,439,467

Commitments and contingencies (Note 8)	-

Stockholder’s deficit:
Common stock, $1.00 par value, 500 shares authorized, issued and outstanding	500
Accumulated deficit	(4,367,766)
Total stockholder’s deficit	(4,367,266)
$1,072,201

The accompanying notes are an integral part of these financial statements

JAYCO VENTURES, INC.

Statement of Operations
For the Year Ended December 31, 2004

Net sales	$16,399,921

Cost of sales (Notes 4 and 8)	14,264,084

Gross profit	2,135,837

Operating expenses:
Sales and marketing	3,010,671
General and administrative	2,694,867
Total operating expenses	5,705,538

Operating loss	(3,569,701)

Other income (expenses):
Interest	(175,238)
Other	11,097

Net loss	$(3,733,842)

The accompanying notes are an integral part of these financial statements

JAYCO VENTURES, INC.

Statement of Stockholder’s Deficit
For the Year Ended December 31, 2004

	Common Stock	Accumulated Deficit	Total
Balances, December 31, 2003	$500	$(618,778)	$(618,278)

Net loss	-	(3,733,842)	(3,733,842)

Distributions	-	(15,146)	(15,146)

Balances, December 31, 2004	$500	$(4,367,766)	$(4,367,266)

The accompanying notes are an integral part of these financial statements

JAYCO VENTURES, INC.

Statement of Cash Flows
For the Year Ended December 31, 2004

Cash flows from operating activities:
Net loss	$(3,733,842)
Adjustments to reconcile net loss to net cash flows providing by operating activities:
Depreciation and amortization	120,452
Impairment of long-lived assets	267,715
Lease abandonment costs	914,914
Provision for obsolete inventory	209,317
Changes in operating assets and liabilities:
Accounts receivable	2,474,993
Inventories	1,126,536
Prepaid and other assets	719,469
Accounts payable	(722,622)
Accrued expenses	90,953
Net cash provided by operating activities	1,467,885

Cash flows from investing activities:
Purchases of property and equipment	(163,089)
Proceeds from sales of property and equipment	9,267
Net cash used in investing activities	(153,822)

Cash flows from financing activities:
Net repayments on line of credit	(1,179,964)
Payments on notes payable	(68,540)
Repayment of stockholder loan	(45,000)
Principal payments on capital lease obligations	(19,031)
Distributions to stockholder	(15,145)
Net cash used in financing activities	(1,327,680)

Net decrease in cash	(13,617)
Cash, beginning of year	13,617
Cash, end of year	$-

Supplemental disclosures of cash flow information:
Cash paid for the year for:
Interest	$175,238
Income taxes	$-

The accompanying notes are an integral part of these financial statements

JAYCO VENTURES, INC.

Notes to Financial Statements
December 31, 2004

1.	Organization and Business

Jayco Ventures, Inc. (the “Company”) was a supplier of installation products and materials for the digital broadcast satellite industry. The Company maintained distribution centers in Florida, Colorado and New Jersey and distributed products purchased from distributors overseas under the trademark “JVI”.

On February 25, 2005, the Company made an irrevocable assignment for the benefit of creditors (the “Assignment") of all its assets to an independent trustee (the "Assignee") in the State of Florida. Immediately, the Assignee began an orderly sale of the Company’s assets.

Simultaneously with the Assignment, substantially all of the Company’s assets were sold to M Wave Incorporated for cash proceeds of $1,360,000. The proceeds from the sale of these assets were used to repay $1,089,222 of outstanding principal, accrued interest and other fees under the Company’s line of credit which held a senior security interest in all of the Company’s assets, as described in Note 5. In addition, as of January 4, 2006, the assignee received claims for $2,998,000 against the Company, of which aggregate distributions to holders of these allowed claims were $56,000. The Company was not released of its outstanding liabilities and no further payments to the holders of allowed claims are to be made.

2.	Summary of Significant Accounting Policies

Concentrations

The Company has accounts receivable with customers in excess of 10% of total accounts receivable. Two customers had balances representing 42% and 16%, respectively, of accounts receivable.

The Company has sales to customers which exceeded 10% of total sales. Two customers had balances representing for 25% and 15%, respectively, of total sales.

The Company performed periodic credit evaluations of its customers and did not require collateral. The Company maintains allowances for credit losses. As of December 31, 2004, the Company’s management performed an evaluation of accounts receivable allowances and determined they were within expectations.

Inventories

The Company’s inventories consisted of finished goods, including connectors, switches and cables are stated at the lower of cost or market. Cost is determined using the first-in, first-out (FIFO) method. Slow moving and obsolete inventories were reduced to net realizable value.

JAYCO VENTURES, INC.

Notes to Financial Statements
December 31, 2004

Property and Equipment

Property and equipment were stated at cost, less accumulated depreciation and asset impairments. Expenditures for major betterments and additions were changed to the property and equipment accounts, while replacements, maintenance and repairs, which do not improve or extend the lives of the respective assets, were charged to expense. Depreciation was computed using the straight-line method over the estimated useful lives of the underling asset, ranging from three to seven years. Leasehold improvements were depreciated over the term of the lease or the estimated life, whichever was less.

Income Taxes

The Company and its stockholder elected to be treated as a “Small Business Corporation” for income tax purposes under Subchapter “S” of the Internal Revenue Code. In accordance with the provisions of such election, the Company’s income or loss passes through to its stockholder; accordingly, income taxes are not significant.

As of the date of this report, the Company has not filed its federal and state income tax returns which were due on or before September 15, 2005.

Management Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at December 31, 2004, and revenues and expenses during the year then ended. Actual results did not differ from those estimates.

Sales

The Company recognized revenues when the following four basic criteria have been met:

•	persuasive evidence that an arrangement exists;
•	delivery has occurred or services have been rendered;
•	the fee is fixed and determinable; and
•	collectibility is reasonably assured.

JAYCO VENTURES, INC.

Notes to Financial Statements
December 31, 2004

Impairment of Long-Lived Assets

The Company reviewed the carrying value of property, equipment and other long-lived assets for impairment. In cases where the expected future cash flows were less than the carrying value, an impairment loss was recognized equal to an amount by which the carrying value exceeded the fair value of assets. See Note 4 for a discussion on the impairment to the Company's long-lived assets during the year ended December 31, 2004.

Fair Value of Financial Instruments

Financial instruments consist of cash, accounts receivable, accounts payable, and line of credit. The fair value of financial instruments approximated their carrying values at December 31, 2004. Related party notes payable have no readily ascertainable fair value.

3.	Going Concern

The accompanying financial statements have been prepared assuming the Company’s business was going-concern. The Company incurred significant losses and uses of cash from operations, and as of December 31, 2004, it had a working capital deficit and a stockholders’ deficit of $4,411,105 and $4,367,266, respectively. These factors raised substantial doubt about the Company’s ability to continue as a going concern. Management planned to raise additional capital and work out its liabilities with its creditors; however, they were unsuccessful. Subsequent to December 31, 2004, the Company sold its assets to M Wave Incorporated. The accompanying financial statements do not include any adjustments that resulted from the outcome of these uncertainties. However, in connection with management’s annual assessment of impairment of assets due to significant losses sustained in 2004, they used cash flows received from the sale of certain operating assets in February 2005, in the analysis to determine impairment amounts of the Company’s assets (see Note 4).

4.	Property and Equipment

The Company’s property and equipment consists primarily of computer and warehouse equipment, as well as a small amount of leasehold improvements, which were abandoned and written-off as of December 31, 2004 (see below).

In connection with the preparation of the financial statements for the year ended December 31, 2004, a review of the Company’s assets was performed to assess the recoverability of their carrying values. The assessment resulted in an impairment loss of $267,715. This loss reflects the amount by which the carrying values of these assets exceeded their estimated fair values. The fair value of these assets was determined based, in part, on the subsequent proceeds from the sale of these assets to M Wave Incorporated as described in Note 1.

JAYCO VENTURES, INC.

Notes to Financial Statements
December 31, 2004

5.	Line of Credit

On July 13, 2003, the Company entered into a Credit and Security Agreement (the “Line of Credit”) with Wells Fargo Business Credit, Inc. The Line of Credit, as amended provided borrowings of up to $6,000,000 for working capital advances and letters of credit based on borrowing base formulas, as defined. The Line of Credit was secured by a first priority lien on substantially all of the Company’s assets and had a stated interest rate of Prime plus 0.5% plus a 3% default rate (8.75% at December 31, 2004) and required the Company to make monthly interest payments.

As of December 31, 2004, the Company was in default of certain financial covenants under the Line of Credit and the balance outstanding exceeded the borrowing base formula by $189,000.

In conjunction with the Assignment, Wells Fargo Business Credit, Inc. enforced its priority lien on the Company’s assets and received $1,089,222 in aggregate proceeds on or about February 25, 2006, which was used to offset against the amounts outstanding under the Line of Credit.

6.	Notes Payable

As of December 31, 2004, notes payable consisted of:

Settlement note payable	$176,203
Promissory note payable	128,723
Equipment notes payable	22,823
$327,749

Settlement Note Payable

On September 16, 2002, the Company was party to a lawsuit with a customer. The lawsuit against the Company sought to recover payments of $423,214 (“Preferential Payment”) made to the Company by a customer who had filed for bankruptcy on behalf of the customer’s creditor committee. In August 2003, both parties settled the lawsuit for $320,000 which stipulated the Company was to pay (1) $50,000 upon court approval of the settlement and (2) sixteen monthly payments of $16,875 per month, beginning thirty days after an order approving the settlement. The agreement also provided that if the Company failed to pay the settlement amount, it would be required to pay the amount the Preferential Payment.

JAYCO VENTURES, INC.

Notes to Financial Statements
December 31, 2004

During the third quarter of 2004, the Company ceased making the required payments under this agreement. As such, on December 28, 2004, a lawsuit was filed against the Company seeking to recover $176,203 consisting of the unpaid amount of the Preferential Payment including accrued interest, less the principal and interest payments received to date from the Company. As of December 31, 2004, the Company recorded the unpaid Preferential Payment as a current liability in the accompanying balance sheet.

Promissory Note Payable

On October 23, 2000, the Company renewed a promissory note dated February 11, 1999. Under this note, the Company was required to make monthly principal and interest payments of $5,000. The note bared interest at a rate of 15% per annum. The loan was due on demand and had a second position to the Company’s accounts receivable, inventory and equipment as security, subordinate to the Line of Credit. The loan was guaranteed by the Company’s stockholder. As of December 31, 2004, the Company was unable to make the required monthly payments due under the agreement and is in default under the terms of the underlying agreement. As such, the outstanding balance on the note has been classified as a current liability in the accompanying balance sheet as of December 31, 2004.

Equipment Notes Payable

The Company purchases certain computer equipment from vendors in exchange for promissory notes. Under these agreements, the Company is required to make monthly principal and interest payments. The notes bared interest at a rate of 20.99% per annum. As of December 31, 2004, the Company was unable to make the required monthly payments due under the agreement and is in default under the terms of the underlying agreement. As such, the outstanding balance on the note has been classified as a current liability in the accompanying balance sheet as of December 31, 2004.

7.	Stockholder Loan Payable

In March 2003, the Company entered into a promissory note for $100,000 with the Chief Executive Officer and Chairman of the Board of Directors. The note bared interest at a rate 10% per annum and was due and payable in March 2006. During 2004, the Company repaid $45,000 of the principal outstanding on the note. In January 2005, the Chief Executive Officer agreed to forgive the $55,000 balance due on the note.

JAYCO VENTURES, INC.

Notes to Financial Statements
December 31, 2004

8.	Commitments and Contingencies

Capital Leases

The Company has entered into various capital leases for computer equipment. As of December 31, 2004, the Company has been unable to make the required monthly payments due under the agreement and is in default under the terms of the underlying agreement. As such, the remaining minimum lease payments balances on the note have been classified as a current liability in the accompanying balance sheet as of December 31, 2004.

Facilities Leases

The Company leased its office space and warehouses in Florida, New Jersey, Colorado and California under non-cancelable operating leases expiring through 2010. In connection with the cessation of operations in February 2005, the Company was unable to pay its remaining contractual obligations under the leases. As such, as of December 31, 2004, the Company recorded the minimum contractual future rental payments due of $857,769 under these operating leases as a current liability in the accompanying balance sheet.

Rent expense for the year ended December 31, 2004 was $496,302, excluding $857,769 of future minimum contractual future rental payments.

Equipment Leases

The Company leased certain computer equipment and vehicles under non-cancelable operating leases expiring through 2007. As of December 31, 2004, the Company was unable to make the minimum payments and the underlying collateral was returned to the respective lessor. Generally, under these agreements, in the event of default, all future rental payments continue to accrue. As such, the Company recorded the minimum contractual future rental payments of $57,145 due under these operating leases as a current liability in the accompanying balance sheet.

Litigation

The Company is exposed to various asserted and unasserted potential claims encountered in the normal course of business. The Company believes that the resolution of these legal actions will not have a material adverse effect on the Company's financial position, results of operations or cash flows.

JAYCO VENTURES, INC.

Notes to Financial Statements
December 31, 2004

Royalties

On August 1, 2004, the Company entered into a non-exclusive, non-transferable patent license agreement with an unrelated third party. Under this agreement, the Company was required to pay royalties on certain connectors and methods of operations for use on certain of the Company’s products. The license bared a royalty rate ranging from 5% declining to 3.5% based on the aggregate number of units sold per year. Minimum royalties under this agreement were $125,000 per quarter, becoming due beginning May 1, 2005. This agreement was terminated prior to May 1, 2005. As such, no resulting liability was incurred in connection with the termination of this agreement.